SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) September 3, 1998



                             SHORE BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



    Maryland                  000-22345                   52-1974638
(State or other        (Commission File Number)          (IRS Employer
Jurisdiction of                                        Identification No.)
 incorporation)




                109 North Commerce Street, Centreville, MD 21617
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 758-1600




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On September 3, 1998, Shore Bancshares, Inc. issued a press release entitled "Shore Bancshares Purchases Stock and Announces Cash Dividend" a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SHORE BANCSHARES, INC.



Date: September 4, 1998          By: /s/Daniel T. Cannon
                                     ------------------------------------
                                     Daniel T. Cannon
                                     President



F6193.600



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                                  EXHIBIT INDEX



Exhibit
Number      Description of Exhibit                                       Page
------      ----------------------                                       ----

99.1        Press Release entitled "Shore Bancshares Purchases Stock      4
            and Announces Cash Dividend"

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